UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 27, 2018

Bakken Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53632	26-2973652
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

825 Great Northern Boulevard
Expedition Block, Suite 304
Helena, Montana 59601
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (406) 442-9444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As earlier reported in the Company’s Amended Current Report on Form 8-K/A filed on April 6, 2018, the Audit Committee of the Board of Directors of the Company has undertaken an investigation into certain allegations made by Eagle Private Equity, LLC (“Eagle”) in connection with the transactions described in the Current Report on Form 8-K filed with the SEC on January 9, 2018. The investigation was conducted by independent counsel to the Audit Committee. The results of the investigation have been reported to the Audit Committee, the independent directors of the Company, and to DeCoria Maichel & Teague, P.S. (“DMT”), the Company’s independent registered public accounting firm.

On July 27, 2018, as a result of facts identified during the investigation, the Audit Committee, in consultation with DMT, concluded that the Company’s financial statements for the quarterly periods ended March 31, 2016, June 30, 2016, September 30, 2016, March 31, 2017, June 30, 2017, and September 30, 2017 contained in the Company’s respective Quarterly Reports on Form 10-Q for those periods should no longer be relied upon because of certain misstatements contained in those filings. The misstatements concerned $250,000 described as being held in escrow in connection with a contemplated transaction with Eagle. In addition, as a result of the investigation, it has been determined that the transaction described in the Company’s Current Report on Form 8-K filed on January 9, 2018 referred to above did not occur, and accordingly such report (including its statements regarding $250,000 being placed into escrow) should not be relied upon. The facts identified in the investigation did not affect the Company’s financial statements for the fiscal year ended December 31, 2016 contained in the Company’s Annual Report on Form 10-K for that period.

The Audit Committee has discussed the matters disclosed in this Item 4.02 with DMT, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKKEN RESOURCES, INC.

Dated: August 1, 2018	By:	/s/ Dan Anderson
	Name:	Dan Anderson
	Title:	Chief Financial Officer